JOINT FILING AGREEMENT
Pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to file with the Securities and Exchange Commission joint Schedules 13G and any amendments thereto with respect to the FirstSun Capital Bancorp securities owned by them, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.
The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.
This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.
[Signature Page Follows]

Dated: November 13, 2024

Ignace van Waesberghe

/s/ Ignace van Waesberghe

Vincenzo La Ruffa

/s/ Vincenzo La Ruffa

Avenir Offshore, LLC

By:	/s/ Vincenzo La Ruffa
Name:	Vincenzo La Ruffa
Title:	Member

By:	/s/ Ignace van Waesberghe
Name:	Ignace van Waesberghe
Title:	Member

Aquiline Holdings (Offshore) II L.P.
By:	Avenir Offshore, LLC, its general partner

By:	/s/ Vincenzo La Ruffa
Name:	Vincenzo La Ruffa
Title:	Member

By:	/s/ Ignace van Waesberghe
Name:	Ignace van Waesberghe
Title:	Member

Aquiline Financial Services Continuation Fund GP (Offshore) Ltd.

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Director

Aquiline Financial Services Continuation Fund GP (Offshore) L.P.

By:	Aquiline Financial Services Continuation Fund GP (Offshore) Ltd., its general partner

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Director

Aquiline Financial Services Continuation Fund L.P.

By:	Aquiline Financial Services Continuation Fund GP (Offshore) L.P., its general partner
By:	Aquiline Financial Services Continuation Fund GP (Offshore) Ltd., its general partner

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Director

Aquiline Capital Partners II GP (Offshore) Ltd.

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Director

AFSF II Status Quo (Offshore) L.P.

By:	Aquiline Capital Partners II GP (Offshore) Ltd., its general partner

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Director

Aquiline SGB Holdings LLC

By:	/s/ Geoffrey Kalish
Name:	Geoffrey Kalish
Title:	Authorized Signatory